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                                                                   EXHIBIT 23(c)




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Union Planters Corporation of our report dated March 17, 1995 relating to the financial statements of Planters Bank & Trust Company as of and for the year ended December 31, 1994, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP


Memphis, Tennessee
May 3, 1995